EXHIBIT 10.8


                                 LEASE AGREEMENT

     This LEASE AGREEMENT, made as of this 22nd day of March, 1996, between Ryan Construction Company of Minnesota, Inc. ("Landlord"), and Value RX Pharmacy Program, Inc. ("Tenant");

                                WITNESSETH, THAT


     1. PREMISES: Landlord, subject to the terms and conditions hereof, hereby leases to Tenant certain premises ("Premises") consisting of the building situated at 4700 Nathan Lane, Plymouth, Minnesota ("Building"), the land underlying and contiguous thereto and all improvements thereon (Project). The legal description of the land is attached hereto as Exhibit A-1. A schematic depiction of the Project is attached hereto as Exhibit A-2.

     Tenant acknowledges that as of the commencement of this Lease certain portions of the Premises may be occupied by Miles Homes Services, Inc. ("Miles"). Miles has agreed to vacate the Premises according to the following schedule: Top Floor - February 8, 1996 Middle Floor - October 1, 1996 Lower Floor - May 5, 1996

     The portion of the Premises occupied by Miles and the date by which Miles has agreed to vacate are depicted on Exhibit A-3 and A-4.

     During such period that Miles is in possession of all or any part of the Premises, Landlord shall defend, indemnify and hold Tenant harmless from and against all liability, damages and claims which may be imposed upon or incurred or paid by or asserted against Tenant by reason of or in connection with any use, possession or operation of any part of the Premises or Project by Miles; provided, however, that nothing contained in this sentence shall be deemed to require Landlord to indemnify Tenant with respect to any negligent or tortious act committed by Tenant or any of its agents, contractors, employees or invitees. Landlord agrees to cooperate with Tenant in securing that part of the Premises occupied solely by Tenant from intrusion by employees, agents, contractors or invitees of Miles.

     OPTION TO EXPAND INTO ADDITIONAL SPACE. Tenant has elected to expand the Building (such expansion referred to as the "Expansion Space") by approximately 60,000 square feet. Tenant shall have the right to control the design of the Expansion Space, subject to the consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall have the right to approve, in its sole discretion, the project costs for the Expansion Space. The developer's fee, equivalent to the Development Fee included in the Project Cost Schedule included on Exhibit B-2, shall be $150,000.

     The Project Schedule, attached hereto as Exhibit D, sets forth milestone dates requiring Tenant's input and approval. Subject to Tenant's strict adherence to the Project Schedule and further subject to the force majeure provisions of Section 32 of this Lease, Landlord warrants that it will complete the Expansion Space according to the Project Schedule.

     2. TERM: Tenant takes the Premises from Landlord, upon the terms and conditions herein contained for the term ("Term") of Fifteen (15) years and Four
(4) months commencing on March 1, 1996 and terminating on June 30, 2011, unless sooner terminated as herein provided.

     Tenant shall have the option to extend the term of this Lease with respect to the entire Property for two (2) additional terms of five (5) years, each, (collectively, the "Extended Terms", and individually, an "Extended Term"), provided, however, that no default by Tenant shall have occurred and be continuing at the time of any such exercise. Each Extended Term shall be upon the same terms as provided in this Lease for the Fixed Term, except for the Basic Rent which shall be as set forth on Exhibit B for each Extended Term. The Tenant shall exercise its option by giving written notice of such exercise to Landlord not less than 270 days prior to the expiration of the Fixed Term or the then current Extended Term, as the case may be. Should Tenant fail to exercise any option to extend the term of this Lease within the time provided in this Section, all of Tenant's rights to further extend the term hereof shall expire.

     3. MONTHLY BASE RENT: Tenant agrees to pay to Landlord during the Term a monthly Base Rent ("Base Rent") as specified on Exhibit B hereto payable on the first day of each month in advance, without deduction or setoff of any kind, except as specifically authorized herein, to Landlord and delivered to Landlord's managing agent, Ryan Properties, Inc., 700 International Centre, 900 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as may from time to time be designated by Landlord.

     Tenant shall pay monthly, as an item of additional rent, the sum of Five Hundred and 00/100 Dollars ($500.00). Such sums shall be held by Landlord in an interest bearing account, to be used by Landlord for structural repairs to the roof, foundation and load-bearing walls of the Building. The balance of this account shall be paid by Landlord to Tenant at the termination of this Lease.

     4. USE: Tenant shall use the Premises only as business offices and shall not use the Premises for any other use or purpose without the prior written consent of Landlord.

     5. OPERATING COSTS: Tenant shall, for the entire Term, pay to Landlord as an item of additional rent, without any setoff or deduction therefrom, except as provided herein, 100% of Operating Costs incurred by Landlord in owning, maintaining and operating the Project during each calendar year of the Term. "Operating Costs" are defined to include all necessary and prudent expenses and costs (but not specific costs which are separately billed to and paid by individual tenants) of every kind and nature which the Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Project and supporting facilities of the Project, including but not limited to all real estate taxes and annual installments of special or other assessments payable with respect to the Project; costs of any contest of such taxes, including attorney's fees; management fees (determined annually by mutual agreement of Landlord and Tenant, but never less than 2 1/2 percent nor more than 4 percent of gross rent), insurance premiums, utility costs, security costs, costs of wages allocated to the Premises based upon time spent on site, maintenance costs (relating to the Project including sidewalks, landscaping and parking or service areas, common areas, service contracts, equipment and supplies) and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than capitalized, but exclusive only of:

     a. Leasing commissions, depreciation, costs of tenant improvements and payments of principal and interest on any mortgages, deeds of trusts, or other security devices covering the Project;

     b. All costs incurred in or in connection or directly relating to defects in the original construction of the Building and Leased Premises;

     c. The costs of renting or leasing fixtures, leasehold improvements, or components of the Building systems and equipment not used in the servicing or maintenance of the Building;

     d. All costs relating to the removal of substances and materials from the real estate which are presently deemed hazardous;

     e. The cost of changes in the Building to comply with laws, statutes, ordinances, rules or directives in effect at the commencement of this Lease;

     f. Any item of cost paid to an affiliate of Landlord or an affiliate of any partner or shareholder of Landlord to the extent the same is in excess of the reasonable cost of said item or service in an arms length transaction;

     g. All costs and expenses resulting from the delivery to other Tenants of services, utilities or the use of Building facilities or other benefits which are significantly greater in quantity or cost than those delivered to the average general office Tenant;

     h. All interest or penalties incurred as a result of Landlord's failure to pay any costs when due and payable;

     i. INTENTIONALLY DELETED;

     j. All costs and expenses associated with accounting services for the Building including, but not limited to, costs for preparation and handling of accounts receivable and accounts payable, payment of any rent, allocating expenses or taxes for onsite management office;

     k. Legal fees and costs of lawsuits associated with the operation of the business or the entity which constitutes the Landlord, the management agent of the Landlord or preservation of the Landlord's interest in the Building; this includes, but is not limited to, formation of ownership entities, internal accounting, legal matters, preparation of tax returns and financial statements, gathering of data therefore, costs of defending any lawsuits with the lender, costs of syndicating, selling, financing, mortgaging or hypothecating any of the owner's interest in the project, cost of any disputes between the owner and managers of the project, costs of collecting rent or other charges and costs of disputes between owner and tenants within the real estate.

     l. Any assessments which relate to capital improvements made in conjunction with the construction of the Building.

     In the event there is a contest of taxes which results in the reduction of taxes which is paid to the Landlord, the Landlord shall reimburse such reduction of taxes to the Tenant whether such refund is received during or after the Tenant's lease term.

     As soon as reasonably practicable prior to the commencement of each calendar year during the Term, Landlord shall furnish to Tenant a detailed estimate of Operating Costs for the ensuing calendar year. Tenant shall pay, as additional rent hereunder together with each installment of Base Rent, one-twelfth (1/12th) of the estimated annual Operating Costs. As soon as reasonably practicable after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement of the actual Operating Costs for the previous calendar year, together with a variance from budget report and an explanation of any significant variances from budget, and within thirty (30) days thereafter Tenant shall pay to Landlord, or Landlord shall credit to the next rent payments due Landlord from Tenant (or if Term shall have ended, Landlord shall pay to Tenant), as the case may be, any difference between the actual Operating Costs and the estimated Operating Costs paid by Tenant. Operating Costs for the years in which this Lease commences and terminates shall be prorated by multiplying the actual Operating Costs by a fraction the numerator of which is the number of days of that year of the Term and the denominator of which is 365. Notwithstanding any other provision herein to the contrary, it is agreed that in the event that the Project is not fully occupied at any time during the Term, an adjustment shall be made in computing the Operating Costs for such year so that the Operating Costs shall be computed for such year as though the Project had been fully occupied during such year (including, for real estate tax purposes, as if fully occupied and assessed as a completed Project during such year).

     For a period of three years following Tenant's receipt of Landlord's statement of actual Operating Costs, Landlord shall keep available for Tenant's inspection copies of all supporting statements relating to Operating Costs. During this period Tenant may audit Landlord's Operating Costs records upon reasonable notice to Landlord. The audit must be performed during regular business hours in the offices where Landlord maintains its accounting records. Within ten (10) business days after the date of the audit, Tenant will provide Landlord a copy of the audit. No subtenant will have the right to audit under this provision. An assignee, approved by Landlord, may have the right to audit as provided herein, however, such right shall only apply to the assignee's term of occupancy in the Premises pursuant to the Lease. In the event a discrepancy of five percent (5%) or more is found in favor of Tenant, Landlord shall pay the cost of such audit.

     6. ADDITIONAL TAXES: Tenant shall pay as additional rent to Landlord, together with each installment of Base Rent, the amount of any gross receipts tax, sales tax or similar tax, or any tax imposed in lieu of real property taxes (but excluding therefrom any income tax), or arising out of ownership, payable or which will be payable by Landlord, by reason of the receipt of the Base Rent and adjustments thereto.

     7. OBLIGATIONS OF LANDLORD: So long as Tenant shall perform each and every covenant to be performed by Tenant hereunder, Landlord agrees that Tenant shall quietly enjoy the Premises in accord with the provisions hereof and that Landlord shall:

     A.  Furnish  heat  and  air   conditioning,   subject  to  any   applicable
regulations, to provide an environment that is;

     1. Not more than 78(degree) FDB when the outside temperature does not exceed 95(degree) FDB and 75(degree) FWB;

     2. Not less than a minimum temperature of 68(degree) F when the outside temperature is not less than 10(degree) F.

     B. Provide passenger elevator service at all times.

     C. Provide janitorial service in and about the Premises as specified by the Tenant.

     D. Keep the fountains, the exterior walls and the roof of the Building in good repair, ordinary wear and tear excepted; provided, however, if the need for such repairs is directly or indirectly attributable to or results from any activity being conducted within the Premises, Tenant agrees to reimburse
Landlord for all costs and expenses incurred by Landlord with respect to such repairs. Landlord shall commence any repairs it is required to do hereunder as soon as reasonably practicable after receiving written notice from Tenant of the necessity for such repairs, but in no event shall Landlord be required to make any other repairs. Landlord's obligations hereunder shall be subject to the provisions of Sections 10 and 11.

     E. Provide water for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord.

     F. Provide electricity to the Premises for normal lighting and operation of small business office equipment. In the event that additional power is required by Tenant, all costs of additional conduits, separate meters and service shall be paid by Tenant. Tenant shall use its best efforts to conserve electricity.

     G. Make and install or provide for the installation of Tenant's leasehold improvements in accordance with the plans and specifications, terms and conditions set forth in Exhibit C. Landlord will use its best efforts, subject to the terms and conditions of attached Exhibit C, to substantially complete the Premises and such leasehold improvements, subject to punchlist items, on or before July 1, 1996, subject however to any delays due to strikes or other labor disturbances, civil disturbances, orders of any government, court or regulatory body claiming jurisdiction, unavailability or materials or labor, fire or any other cause beyond the reasonable control or Landlord, provided that Landlord gives written notice to Tenant of the existence of such matters within ten days of their first occurrence.

     H. Maintain all grounds and parking areas of the Project. The parking area shall contain no less than 228 parking spaces.

     I. Permit the installation by Tenant, at Tenant's sole expense, of a satellite antenna on the Building, provided, however, that such installation shall comply with applicable ordinances and shall comply with the requirements of any roofing warranty.

     It is understood that Landlord does not warrant that any of the services and utilities referred to above will be free from interruption from causes beyond the reasonable control of Landlord. Any interruption of service or utilities shall never be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof or render Landlord liable to Tenant for damages by abatement of rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease, unless such interruption shall render the Premises uninhabitable for normal commercial operations and continue for a period of Seventy - Two (72) consecutive hours, in which event Tenant shall be entitled to an abatement of Base Rent and Operating Costs from the date of the interruption through the date on which such service or utilities are again being provided to the Premises.

     In the event such interruption continues for a period of thirty (30) consecutive days, Tenant shall have the option of terminating this Lease upon written notice to Landlord. Tenant's option to so terminate shall end at such time as the Premises are restored to a habitable condition.

     8. COVENANTS OF TENANT: Tenant agrees that it shall:

     A. Observe and comply with all governmental ordinances, laws and regulations, except that Tenant shall not be responsible for capital investments in the Premises except to the extent required by Tenant's specific use of the Premises. Observe and comply with all such reasonable rules and regulations as from time to time may be put in effect by Landlord for the general safety, comfort and convenience of Landlord and Tenant. Such rules and regulations shall not act to deprive Tenant of the benefits of this Lease.

     B. Upon reasonable notice and at any time during emergencies, give Landlord access to the Premises, at any time during emergencies and at all reasonable times, without charge or diminution of rent, to enable Landlord to examine or exhibit the same and to make such inspections, repairs, additions and alterations as Landlord deems necessary or may be required to make hereunder. In the event of emergency conditions which require Landlord's entry without notice, Landlord will provide notice subsequent to entry within 24 hours of entry.

     C. Keep the Premises in good order and condition and be responsible for payment of all costs incurred by Landlord in replacing all broken glass with glass of the same quality, save only glass broken by fire or other casualty covered by standard all risk insurance risks; and Tenant shall commit no waste on the Premises.

     D. Pay for all replacement electric lamps and ballasts in the Premises.

     E. Upon the termination of this Lease in any manner whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Premises to Landlord peaceably and quietly in as good order and condition as the same are in at the commencement of the Term or thereafter were put in by Landlord or Tenant, reasonable use and wear excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient at Tenant's expense. Tenant shall be responsible for payment of all costs incurred by Landlord for any restoration of the Premises, to the standards set forth above, needed by virtue of the removal of Tenant's goods and effects whether removed by Tenant or Landlord.

     F. Not assign this Lease or sublet all or any part of the Premises voluntarily, involuntarily or by operation of law, or through change in the ownership of Tenant if Tenant is a corporation or a partnership, without first obtaining Landlord's written consent thereto. Landlord's consent will not be withheld provided that (i) the occupancy of any such assignee or sublessee is not inconsistent with the character of the Building; (ii) such assignee or sublessee shall assume in writing the performance of the covenants and obligations of Tenant hereunder; and (iii) a fully executed copy of any such assignment or sublease shall be immediately delivered to Landlord but the making of such assignment or sublease shall not be deemed to release Tenant from the payment and performance of any of its obligations under this Lease.

     G. Not place signs on or about the Building or the Project without first obtaining Landlord's written consent thereto, not to be unreasonably withheld, except that Tenant may, at its sole expense, erect a monument sign and/or attach a sign to the exterior of the Building, in compliance with applicable ordinances.

     H. Not overload, damage or deface the Premises or the Building or do any act which may make void or voidable any insurance on the Premises or the Building, or which may render an increased or extra premium payable for insurance.

     I. Not make any alterations or additions to the Premises without the prior written consent of the Landlord and until Tenant has established its ability to pay the estimated costs of such alterations or additions; and all alterations, additions or improvements (including carpeting or other floor covering) which may be made by either of the parties hereto upon the Premises, except movable office furniture, equipment and removable fixtures, shall at Landlord's election, be the property of Landlord and shall remain upon and be surrendered with the Premises, as a part thereof, at the termination of this Lease.

     J. Keep the Premises and the Project free from any mechanics', materialmen's, contractors' or other liens arising from, or any claims for damages growing out of, any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Provided, however, that Tenant shall have the right to contest any such lien, in which event such lien shall not be considered a default under this Lease until the existence of the lien has been finally adjudicated and all appeal periods have expired. Tenant shall indemnify and hold harmless Landlord from and against any such lien, or claim or action thereon, reimburse Landlord promptly upon demand therefor by Landlord for costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such lien, claim or action, and, upon written request of Landlord, provide Landlord with a bond in an amount and under circumstances necessary to obtain a release of the Premises or the Project from such lien.

     K. Not carry any stock of goods or do anything in or about said Premises which will increase insurance rates on said Premises or the Building in which the same are located without the Landlord's written consent, not to be unreasonably withheld. If Landlord shall consent to such use, Tenant agrees to pay as additional rental any increase in premiums for insurance resulting from the business carried on in the Premises by Tenant. Tenant shall, at its own expense, comply with the requirements of insurance underwriters and insurance rating bureaus and governmental authorities having jurisdiction.

     L. Maintain in full force and effect during the term hereof, a policy of public liability insurance under which Landlord and Tenant are named insured. The minimum limits of liability of such insurance shall be $5,000,000.00 combined single limit as to bodily injury and property damage. Tenant agrees to deliver a certificate of insurance evidencing such coverage to Landlord. Such policy shall contain a provision requiring thirty (30) days written notice to Landlord before cancellation of the policy can be effected.

     9. AMERICANS WITH DISABILITIES ACT: The parties agree that the liabilities and obligations of Landlord and Tenant under that certain federal statute commonly known as the Americans With Disabilities Act as well as the regulations and accessibility guidelines promulgated thereunder as each of the foregoing is supplemented or amended from time to time (collectively, the "ADA", in its present form) shall be apportioned as follows:

     A. Landlord shall cause its manager of the Building and the Project ("Manager") to comply with the ADA in its operation of the Building and the Project. B. From and after the commencement date of the Lease, Tenant covenants and agrees to conduct its operations within the Premises in compliance with the ADA. If any part of the Project, the Building or the Premises, including, but not limited to, exterior and interior routes of ingress and egress and off-street parking fails to comply with the ADA, such nonconformity shall be promptly made to comply by Tenant.

     10. CASUALTY LOSS: In case of damage to the Premises or the Building by fire or other casualty, Tenant shall give immediate written notice thereof to Landlord, who shall cause the damage to be repaired with reasonable speed, at the expense of the Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord, but Landlord shall have no obligation to restore or replace any property owned by Tenant; and to the extent that the Premises are rendered untenantable, the rent shall proportionately abate. If the damage shall be so extensive as to render 50% of the Premises uninhabitable, this Lease shall, at the option of Landlord, be terminated as of the date of such damage by written notice from Landlord to Tenant, and the rent shall be adjusted to the date of such damage and Tenant shall thereupon promptly vacate the Premises.

     If the damage shall be so extensive that the damage cannot be repaired within 180 days or if more than 50% of the Premises is rendered uninhabitable during the last two years of the Term, this Lease shall, at the option of Landlord or Tenant, be terminated as of the date of such damage by written notice from one party to the other, and the rent shall be adjusted to the date of such damage and Tenant shall thereupon promptly vacate the Premises.

     11. CONDEMNATION: If the entire Premises are taken under power of eminent domain (which shall include the exercise of any similar governmental power or any purchase or other acquisition in lieu thereof), this Lease shall automatically terminate as of the date of taking, which shall be the date Tenant is required to yield possession thereof to the condemning authority. If a portion of the Premises is taken under power by eminent domain, Landlord shall have the right to terminate this Lease as of the date of taking by giving notice thereof to Tenant equal to the lesser of 180 days or the notice period provided to Landlord. If Landlord does not elect to terminate this Lease, it shall, at its expense, restore or cause to be restored the Premises, exclusive of any improvements or other changes made therein by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and to the extent that the Premises are rendered untenantable, and rental shall apportionately abate. All damages awarded for the taking under the power of eminent domain shall belong to and be the exclusive property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold estate hereby created or to the fee of the Premises; provided, however, that Landlord shall not be entitled to any separate award made to Tenant for the value and cost of removal of its personal property and fixtures or any relocation payment or allowance made to Tenant.

     12. DELAY IN POSSESSION: If the Premises shall, on the scheduled date of commencement of the Term, not be ready for occupancy by the Tenant due to the possession or occupancy thereof by any person not lawfully entitled thereto, or because construction has not yet been completed, or by reason of any building operations, repair or remodeling to be done by Landlord, Landlord shall use due diligence to complete such construction, building operations, repair or remodeling and to deliver possession of the Premises to Tenant. Provided such delay does not extend for more than sixty days as to Tenant's initial occupancy or more than 120 days as to the vacation of all portions of the Premises occupied by Miles, the Landlord, using such due diligence, shall not in any way be liable for failure to obtain possession of the Premises for Tenant or to timely complete such construction, building operations, repair or remodeling, but the Base Rent and Additional Rent (as defined in Section 29 below) payable by Tenant hereunder shall be abated until the Premises shall, on Landlord's part, be ready for occupancy by Tenant, this Lease remaining in all other respects in full force and effect and the Term not thereby extended.

     13. LIABILITY AND INDEMNITY: Save for its gross negligence, Landlord shall not be responsible or liable to Tenant for any loss or damage (i) that may be occasioned by or through the acts or omissions of persons occupying any part of the Building or any persons transacting any business in or about the Building or persons present in or about the Building for any other purpose or (ii) for any loss or damage resulting to Tenant or its property from burst, stopping or leaking water, sewer, sprinkler or steam pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility. Tenant shall defend, indemnify and save Landlord harmless from and against all liabilities, damages, claims, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord, the Project or any interest therein by reason of or in connection with any use, non-use, possession or operation of the Project, or any part thereof, any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees, any accident, injury, death or damage to any person or property occurring in, on or about the Premises or any part thereof, and any failure on the part of Tenant to perform any of the terms or conditions of this Lease provided, however, that nothing contained in this paragraph shall be deemed to require Tenant to indemnify Landlord with respect to any gross negligence or tortious act committed by Landlord or to any extent prohibited by law or from any failure on the part of the Landlord to perform its obligations under the terms of this Lease.

     14. MUTUAL RELEASE/WAIVER OF SUBROGATION: Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

     15. DEFAULT: Tenant hereby agrees that in case Tenant shall default in making any payment hereunder and such default continues for a period of five (5) days as to regularly scheduled rent payments and thirty (30) days as to non-scheduled rent payments or in performing any of the other agreements, terms and conditions of this Lease and such default continues for a period of thirty
(30) days following written notice by Landlord, or if any proceeding is commenced by or against Tenant in bankruptcy or for appointment of a receiver, or if Tenant becomes insolvent or makes a general assignment for the benefit of creditors and Tenant does not cause such proceeding, insolvency or general assignment to be nullified within ninety (90) days, then, in any such event, Landlord, in addition to all other rights and remedies available to Landlord by law or by other provisions hereof, may re-enter immediately into the Premises and remove all persons and property therefrom, and, at Landlord's option, annul and cancel this Lease as to all future rights of Tenant and Tenant hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid, except as may be required by statute. Tenant further agrees that in case of any such termination or re-entry the obligations of Landlord hereunder shall cease but the obligation of Tenant to pay Base Rent, Additional Rent (as defined in Section 29 below) and other sums which may become due hereunder shall continue for the then unexpired portion of the Term, and that Tenant will indemnify the Landlord against all loss of rents and other damage which Landlord incurs by reason of such termination, including, but not being limited to, costs of restoring and repairing the Premises and putting the same in rentable condition, costs of renting the Premises to another tenant, loss or diminution of rents and other damage which Landlord may incur by reason of such termination or re-entry, and all reasonable attorney's fees and expenses incurred in enforcing any of the terms of the Lease. Neither acceptance of rent by Landlord, with or without knowledge of breach, nor failure of Landlord to take action on account of any breach hereof or to enforce its rights hereunder shall be deemed a waiver of any breach, and absent written notice or consent, said breach shall be a continuing one.

     16. NOTICES: All bills, statements, notices or communications which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building and the time of rendition thereof of the giving of such notice or communication shall be deemed to be the time when the same is personally delivered to Tenant or deposited in the mail as herein provided. Any notice or the return of any access cards, keys or otherwise to be given from Tenant to Landlord must be similarly delivered in writing to Landlord's managing agent personally or sent by registered or certified mail, return receipt requested, addressed to Landlord at the address where the last previous rental hereunder was payable, or in case of subsequent change upon notice given, to the latest address furnished.

     17. HOLDING OVER: Should Tenant continue to occupy the Premises after expiration or termination for any reason of the Term or any renewal or renewals thereof such tenancy shall be from month to month and in no event from year to year or for any longer term, and shall be on all the terms and conditions hereof applicable to a month to month tenancy except that Base Rent shall equal one hundred twenty five percent (125%) of the Base Rent plus Tenant's Proportionate Share of Operating Costs payable at the time of such expiration or termination. Nothing herein, however, shall prevent Landlord from removing Tenant forthwhile and seeking all remedies available to Landlord in law or equity.

     18. SUBORDINATION: The rights of Tenant shall be and are subject and subordinate at all times to the lien of any mortgage now or hereafter in force against the Premises; provided, however, that such subordination is subject to Tenant's rights hereunder not being terminated or disturbed so long as Tenant is not in default hereunder beyond any applicable notice and cure periods hereunder, and Tenant shall execute such further instruments subordinating this Lease to the lien of any such mortgage as shall be requested by Landlord, including upon request an agreement by Tenant to attorn to the holder of such mortgage in return for a covenant of nondisturbance of Tenant's occupancy by such holder in the event that such holder, its successors or assigns, succeeds to the interest of Landlord. Such subordination shall not require the Tenant to amend the terms of this Lease. Landlord shall supply a non-disturbance agreement to Tenant from any lender whose mortgage may be prior in right to Tenant's under the Lease.

     19. ESTOPPEL CERTIFICATE: Tenant shall at any time and from time to time, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord and any other parties designated by Landlord, a certificate in such form as may from time to time be provided, ratifying this Lease and certifying (a) that this Lease is in full force and effect and has not been assigned, modified or amended in and way (or, if there has been any assignment, modification or amendment, identifying the same); (b) the dates of commencement and expiration of the Lease Term, the date to which the Base Rent and additional rent payable hereunder have been paid in advance, if any; and (c) that there are, to Tenant's knowledge, no incurred defaults on the part of Landlord or any defenses or offsets against the enforcement of this Lease by Landlord (or specifying each default, defense or offset if any are claimed). Any such statement may be furnished to and relied upon by any prospective purchaser, lessee or encumbrancer of all or any portion of the Building. No estoppel certificate shall require Tenant to amend the terms of the Lease.

     20. SERVICE CHARGE: Any amount due from Tenant to Landlord (including Additional Rent as defined in Section 28 below, which is not paid when due shall bear interest at the lesser of (i) the highest legal rate or (ii) twelve percent (12%) per annum from the date due until paid, provided, however, the payment of such interest shall not excuse or cure the default upon which such interest accrued.

     21. BINDING EFFECT: The work "Tenant", wherever used in this Lease, shall be construed to mean tenants in all cases where there is more than one tenant, and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any heir, legal representative, transferee or successor of Tenant except upon the express written consent or election of Landlord.

     22. TRANSFER OF LANDLORD'S INTEREST: In the event of any transfer or transfers of Landlord's interest in the Premises or the Project, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer.

     23. LIMITATION OF LIABILITY: In the event that Landlord is ever adjudged by any court to be liable to Tenant in damages, Tenant specifically agrees to look solely to Landlord's assets for the recovery of any judgment from Landlord, it being agreed that Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers, or shareholders, shall never be personally liable for any judgment. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successor in interest, or to maintain any other action not involving the personal liability of Landlord (or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, requiring its directors, officers or shareholders to respond in monetary damages from assets other than Landlord's interest in the Building), or to maintain any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of insurance maintained by Landlord.

     24. EXPENSE OF ENFORCEMENT: If either party hereto be made or become a party to any litigation commenced by or against the other party involving the enforcement of any of the rights and remedies of such party, or arising on account of the default of the other party in the performance of such party's obligations hereunder, then the prevailing party in any such litigation (or the party becoming involved in such litigation because of a claim against such other party, as the case may be) shall receive from the other party all costs and reasonable attorney's fees incurred by it in relation to such litigation.

     25. ACCESS: All portions of the Building except the inside surfaces of all walls and doors bounding the Premises, and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord. Landlord reserves the right, at any time, without incurring any liability to Tenant therefor, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, concourse, elevators, escalators, stairways and other improvements thereof, as it may deem necessary or desirable.

     26. RIGHT OF LANDLORD TO PERFORM: If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, upon thirty (30) days written notice to Tenant, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed hereunder. Tenant shall, promptly and upon demand therefore by Landlord, reimburse Landlord for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate specified in
Section 20 hereof from the date of such payment by Landlord, and Landlord shall have the same rights and remedies in the event of the failure by tenant to pay such amounts as Landlord would have in the event of a default by Tenant in the payment of rent.

     27. BROKERS: Unless otherwise agreed in writing, if Tenant has dealt with any person or real estate broker in respect to leasing or renting space in the Building, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless from and against any liability in respect thereto.

     28. MODIFICATIONS FOR LENDER: If, in connection with obtaining financing for the Building or the Premises, any lender shall request modifications in this Lease as a condition to such financing, tenant shall promptly execute any instrument submitted to Tenant by Landlord containing such modifications; provided, however, that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

     29. ADDITIONAL RENT AMOUNTS: Any amounts in addition to Base Rent payable to Landlord by Tenant hereunder, including without limitation amounts payable pursuant to Sections 5, 6, 7, 8, 13, 15, 20, 24, 27, and EXHIBIT C, and any such costs set forth in EXHIBIT D, hereof ("Additional Rent") shall be an obligation of Tenant hereunder and all such Additional Rent shall be due and payable upon demand.

     30. HAZARDOUS SUBSTANCES: Landlord and Tenant shall, promptly upon obtaining actual knowledge of the existence of hazardous substances or materials on the Premises, notify the other party. Unless such hazardous substances or materials were brought onto the Premises by Tenant or persons acting under Tenant, Landlord shall diligently cure any situation in which the existence of such hazardous substances or materials present a danger to Tenant's employees. If Landlord fails to cure such situation within 180 days, Tenant shall have the option to terminate this Lease. Tenant's option to so terminate shall end at such time as the hazardous substances or materials cease to present a danger to Tenant's employees. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of
Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et. seq., and applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of hazardous materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the Term.

     31. INCORPORATION OF EXHIBITS: The following exhibits to this Lease are hereby incorporated by reference for all purposes as fully set forth at length herein:

         Exhibit A           Legal Description
         Exhibit B           Base Rent
         Exhibit C           Leasehold Improvements Plans and Specifications
                             Guarantee

     32. FORCE MAJEURE: All of the obligations of Landlord and of Tenant under this Lease are subject to and shall be postponed for a period equal to any delay or suspension resulting from fire, strikes, acts of God, and other causes beyond the control of the party delayed in its performance hereunder, this Lease remaining in all other respects in full force and effect and the Term not thereby extended. Provided nevertheless, the unavailability of funds for payment or performance of Tenant's obligations hereunder shall not give rise to any postponement or delay in such payment or performance of Tenant's obligations hereunder. Occurrence of a force majeure shall not affect the ability of the Tenant to abate rent under the provisions of this Lease providing for rent abatement.

     33. GENERAL: The submission of this Lease for examination does not constitute the reservation of or an option for the Premises, and this Lease becomes effective only upon execution and delivery hereof by Landlord and Tenant. This Lease does not create the relationship of principal and agent or of partnership, joint venture or any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of lessor and lessee. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. The topical headings of the several paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such paragraphs or clauses. All preliminary negotiations are merged into and incorporated in this Lease. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto, their successors or assigns. All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto.

     34. SEVERABILITY: The invalidity of any provision, clause or phrase herein contained shall not serve to render the balance of this Lease ineffective or void and the same shall be construed as if such had not been herein set forth.

     35. RIGHT OF FIRST OFFER TO PURCHASE PROJECT: If Landlord desires to solicit offers to purchase the Project from any party that is not a party that controls, is controlled by or is under common control with, Landlord must give written notice of such intent to Tenant prior to the date Landlord commences its marketing of the Project. Such notice will state the terms upon which Landlord is prepared to sell the Project. Tenant will have 30 days after receipt of such notice in which to give written notice to Landlord that Tenant exercises its option to purchase the Project upon the terms contained in Landlord's notice to Tenant.

     If Tenant fails to give such notice to Landlord within such 30 day period or if Tenant gives Landlord written notice that Tenant does not desire to purchase the Project upon the terms contained in Landlord's notice, Landlord may sell the Project to another party, provided that:

     a. the closing of such sales does not occur later than the date 180 days after the date that is the earlier of (1) the date that such 30 day period expires, or (2) the date that Tenant notifies Landlord that Tenant does not desire to purchase the Project upon the terms contained in Landlord's notice; and

     b. such sale is upon financial terms that collectively constitute a value equal to 95% or more of the value of the collective financial terms contained in Landlord's notice to Tenant.

     If either of the above criteria is not satisfied, Landlord must offer the Project to Tenant again pursuant to this Section before Landlord may sell the Project to another party.

     IN WITNESS WHEREOF, the respective parties hereto have caused this Lease to be executed the day and year first above written.


LANDLORD:


RYAN CONSTRUCTION COMPANY OF MINNESOTA, INC.

BY:      /s/ Kent Carlson

Its:     Vice President


TENANT:

VALUE RX PHARMACY PROGRAM, INC.


BY:      /s/ Gary D. Blackford

Its:     Chief Operating Officer

                                    EXHIBIT A

                                LEGAL DESCRIPTION


     That part of Lot 1, Block 1, DRAKELAND BUSINESS AND TECHNICAL CENTER, according to the recorded plat thereof, Hennepin County, Minnesota, lying northerly, northeasterly and northwesterly of the following described line and its westerly extension:

     Commencing at the most easterly southeast corner of said Lot 1; thence on an assumed bearing of North 00 degrees 59 minutes 09 seconds East, along the east line of said Lot 1, a distance of 129.00 feet to the point beginning of said line; thence North 68 degrees 34 minutes 54 seconds West 405.40 feet; thence North 45 degrees 43 minutes 18 seconds West 786.63 feet; thence South 69 degrees 17 minutes 27 seconds West 63.62 feet to the intersection with the west line of said Lot 1 and said line there terminating.

                                    EXHIBIT B

                                    BASE RENT


     Monthly Base Rent for months one through four shall be zero ($0.00).

     Monthly Base Rent for months five through sixty-four shall be one-twelfth of the product of Project Cost multiplied by 11.164 percent.

         "Project Cost" is:Landlord's cost to purchase the Project and complete the leasehold improvements, as called for in EXHIBIT C to the Lease. Landlord's best estimate of Project Cost, as of the date of this Lease, is attached as EXHIBIT C-2.

PLUS

One-twelfth of the product of the cost of completing the Expansion Space multiplied by 11.164 percent. Base Rent for the Expansion Space shall commence upon substantial completion of the Expansion Space, as evidenced by a Certificate of Occupancy issued by the City of Plymouth.

     Monthly Base Rent for months sixty-five through one hundred twenty four shall be equal to 115% of the Monthly Base Rent for months five through sixty-four.

     Monthly Base Rent for months one hundred twenty five through one hundred eighty four shall be equal to 115% of the monthly Base Rent for months sixty-five through one hundred twenty four.

                                    EXHIBIT C

                 LEASEHOLD IMPROVEMENTS PLANS AND SPECIFICATIONS

                     (Exhibit contains a detailed listing of
                          leasehold and improvements)